UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2007

                                   XsunX, Inc.
             (Exact name of registrant as specified in its charter)



   Colorado                          000-29621                84-1384159
  -----------                        ---------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                  65 Enterprise, Aliso Viejo, California 92656
                  --------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (949) 330-8060


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Effective August 28, 2007, XSUNX, Inc. entered into a two year Consulting and Advisory Agreement with Michael A. Russak Ph.D. to become a member of the Company's Scientific Advisory Board ("SAB"). Of interest to the Company, and applicability of Dr. Russak's addition to the SAB, are Dr. Russak's experience and expertise in the areas of thin film materials and devices for magnetic recording, photovoltaic, solar thermal applications, semiconductor devices as well as glass, glass-ceramic and ceramic materials. Dr. Russak also brings thirty five years of industrial scientific research and product development experience and over twelve years experience at the executive management level.

Dr. Russak will work with the Company, and other members of the SAB, providing technical expertise and advising the Company in the areas of research & development, process and product development, planning, third party technical and resource requirements, analysis of research and development data, and the management of intellectual assets pertaining to the business of XsunX.

Concurrent with the engagement of Dr. Russak as a consultant and member of the XsunX SAB the Company authorized the issuance of an option grant on August 28, 2007 to Dr. Russak in the amount of 100,000 option shares at an option exercise price of $0.41 with a first vesting date of November 29, 2007 with following vesting schedule:

                (a) The Option shall become exercisable in the amount of 12,500 shares upon the First Vesting Date. Thereafter, the Option shall vest become exercisable at the rate of 12,500 Shares per calendar quarter, or any apportioned amount thereof, during the term of engagement by XsunX, Inc. of the Optionee.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - none

        B.  Exhibits - 10.1 Consulting Advisory Agreemen
                            (Michael A. Russak Ph.D.)
                       10.2 Stock Option Agreement (Michael A. Russak Ph.D.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 31, 2007

                                        XSUNX, INC.


                                        By: /s/ Tom Djokovich
                                            -----------------------------
                                            Tom Djokovich, CEO/President